UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 26, 2021

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-02360	13-0871985
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
Chicago Stock Exchange
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) (Compensatory Arrangements of Certain Officers)

The following are compensation arrangements for Arvind Krishna, the Company’s Chairman and Chief Executive Officer and the Company’s named executive officers identified in the 2020 Proxy Statement. Further information regarding the structure of compensation programs and awards will be included in the Company’s 2021 Proxy Statement.

		2021 Cash		2021 Long-Term Incentive Award*
	2020 Annual Incentive Payout	Salary Rate	Annual Incentive Target	Performance Share Units	Restricted Stock Units
A. Krishna**	$2,181,000	$1,500,000	$3,000,000	$8,937,500	$4,812,500
V. M. Rometty***	$4,250,000	--	--	--	--
J. J. Kavanaugh	$1,176,300	$968,000	$1,307,000	$5,362,500	$2,887,500
M. J. Schroeter****	$358,133	N/A	N/A	N/A	N/A
J. E. Kelly III***	$820,400	--	--	--	--
M. H. Browdy	$1,109,520	$894,000	$1,206,000	$3,087,500	$1,662,500

* The Long-Term Incentive Awards will be granted on June 8, 2021. The actual number of units granted on this date will be based on the average of IBM’s closing stock price for the 30 active trading days prior to the grant date. The performance share units will be paid out in February 2024. The restricted stock units will vest 25% per year on each anniversary of the date of grant. Additional information about equity grants is provided in the Company’s Proxy Statement.

** As previously disclosed by the Company, Mr. Krishna was elected Chief Executive Officer of the Company, effective April 6, 2020 and Chairman of the IBM Board of Directors, effective January 1, 2021.

*** As previously disclosed by the Company, Mrs. Rometty and Dr. Kelly retired on December 31, 2020.

****As previously disclosed by the Company, Mr. Schroeter retired on June 30, 2020. In January 2021, he rejoined the Company in a non-Executive Officer role as Chief Executive Officer of the independent company that will be created following the separation of the Company's Managed Infrastructure Services business.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 29, 2021

	By:	/s/ Frank Sedlarcik
Frank Sedlarcik
Vice President, Assistant General Counsel and Secretary